UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2003 (June 30, 2003)

American Financial Realty Trust

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-31678 (Commission File Number)	02-0604479 (IRS Employer Identification No.)

1725 The Fairway Jenkintown, PA	19046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 887-2280

Item 2.	Acquisition or Disposition of Assets.

On June 30, 2003, the Registrant consummated an acquisition of 158 properties containing approximately 8.1 million square feet in a sale and lease-back transaction with Bank of America, N.A., a subsidiary of Bank of America Corporation. The purchase price for the portfolio was $769.8 million. Bank of America will lease 5.2 million square feet of the portfolio for 20 years on a triple-net basis. Bank of America also will lease an additional 804,000 square feet on a short term basis. Approximately 813,000 square feet are leased to third party tenants on the closing date.

A portion of the financing for the acquisition was obtained pursuant to a bridge loan from German American Capital Corporation, an affiliate of Deutsche Bank Securities Inc. The bridge loan was in the original principal amount of $400 million, accrues interest at a variable rate equal to 30-day LIBOR plus 1.52%, is secured by a first lien mortgage and an assignment of rents and leases on the properties acquired and will mature on December 31, 2003. The Registrant anticipates that it will also obtain from German American Capital Corporation or other affiliate of Deutsche Bank Securities Inc. the permanent financing to replace the bridge loan.

The financial statements relating to the acquired properties were prepared with respect to 159 properties that were proposed to be acquired by the Registrant from Bank of America. Ultimately, only 158 of such 159 properties were acquired, as the Registrant elected not to acquire the property located in Gwinnett, Georgia, because of a pending condemnation action against that property.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements relating to the 158 acquired properties and (ii) certain pro forma information with regard to the Registrant in filing this Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

(i)	Bank of America Properties—Combined Statement of Revenues and Certain Expenses for the Year ended December 31, 2002

(ii)	Bank of America Properties—Combined Balance Sheet as of March 31, 2003 and Combined Statement of Revenues and Certain Expenses for the three month period ended March 31, 2003.

(c)	Exhibits.

Exhibit Number	Exhibit Title

10.1	Amended and Restated Agreement of Sale and Purchase, dated as of April 16, 2003, by and between Bank of America, N.A. and First States Group, L.P. (incorporated by reference to Exhibit 10.15 filed with Amendment No. 6 to the Registrant’s Registration Statement on Form S-11 (Commission File No. 333-103499) (“Amendment No. 6 to Form S-11”)).
10.2	First Amendment to Amended and Restated Agreement of Sale and Purchase, dated May 16, 2003, by and between Bank of America, N.A. and First States Group, L.P.
10.3	Second Amendment to Amended and Restated Agreement of Sale and Purchase, dated June 25, 2003, by and between Bank of America, N.A. and First States Group, L.P.

10.4	Third Amendment to Amended and Restated Agreement of Sale and Purchase, dated June 30, 2003, by and between Bank of America, N.A. and First States Group, L.P.

10.5	Master Lease Agreement, dated June 30, 2003, by and between First States Investors 5000A, LLC and Bank of America, N.A.

10.6	Loan and Security Agreement, dated as of June 30, 2003, by and between First States Investors 5000A, LLC and German American Capital Corporation

10.7	Note, dated as of June 30, 2003, by First States Investors 5000A, LLC, in favor of German American Capital Corporation, in the principal amount of $400,000,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL REALTY TRUST

By:	/S/ EDWARD J. MATEY JR.

Edward J. Matey Jr. Senior Vice President and General Counsel

Dated: July 11, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Amended and Restated Agreement of Sale and Purchase, dated as of April 16, 2003, by and between Bank of America, N.A. and First States Group, L.P. (incorporated by reference to Exhibit 10.15 filed with Amendment No. 6 to Form S-11).

10.2	First Amendment to Amended and Restated Agreement of Sale and Purchase, dated May 16, 2003, by and between Bank of America, N.A. and First States Group, L.P.

10.3	Second Amendment to Amended and Restated Agreement of Sale and Purchase, dated June, 2003, by and between Bank of America, N.A. and First States Group, L.P.

10.4	Third Amendment to Amended and Restated Agreement of Sale and Purchase, dated June 30, 2003, by and between Bank of America, N.A. and First States Group, L.P.

10.5	Master Lease Agreement, dated June 30, 2003, by and between First States Investors 5000A, LLC and Bank of America, N.A.

10.6	Loan and Security Agreement, dated as of June 30, 2003, by and between First States Investors 5000A, LLC and German American Capital Corporation

10.7	Note, dated as of June 30, 2003, by First States Investors 5000A, LLC, in favor of German American Capital Corporation, in the principal amount of $400,000,000.